UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 29, 2008
Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51788	54-2185193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Oracle Parkway, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 506-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Amendment No. 1
This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Oracle Corporation under Items 2.01, 8.01 and 9.01 on April 29, 2008. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 23.1
EXHIBIT 99.2

Section 9—Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of BEA Systems, Inc. as of and for the year ended January 31, 2008 are incorporated by reference from BEA Systems, Inc.’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2008.
(b)	Pro Forma Financial Information

The pro forma financial information with respect to Oracle Corporation’s acquisition of BEA Systems, Inc. is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.
(d)	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of BEA Systems, Inc.

99.1	Audited consolidated financial statements and schedule of BEA Systems, Inc. as of and for the year ended January 31, 2008 (incorporated by reference to the BEA Systems, Inc.’s Form 10-K (File No. 000-22369) filed on March 28, 2008)

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended February 29, 2008 and for the year ended May 31, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: June 4, 2008	By:	/s/ William Corey West William Corey West
Senior Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of BEA Systems, Inc.

99.1	Audited consolidated financial statements and schedule of BEA Systems, Inc. as of and for the year ended January 31, 2008 (incorporated by reference to the BEA Systems, Inc.’s Form 10-K (File No. 000-22369) filed on March 28, 2008)

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended February 29, 2008 and for the year ended May 31, 2007